UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2013

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET CORPORATE BOND FUND

FORM N-Q

MARCH 31, 2013

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
CORPORATE BONDS & NOTES - 94.1%
CONSUMER DISCRETIONARY - 8.4%
Automobiles - 1.9%
Daimler Finance NA LLC, Senior Notes	1.875%	1/11/18	$1,230,000	$1,240,943	(a)
Escrow GCB General Motors	—	—	650,000	0	*(b)(c)(d)
Ford Motor Credit Co., LLC, Senior Notes	4.750%	1/15/43	1,130,000	1,057,345
Ford Motor Credit Co., LLC, Senior Notes	3.000%	6/12/17	2,620,000	2,689,663
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	2,370,000	3,001,280
Hyundai Capital America, Senior Notes	1.625%	10/2/15	1,060,000	1,067,890	(a)

Total Automobiles				9,057,121

Hotels, Restaurants & Leisure - 0.1%
McDonald’s Corp., Senior Notes	2.625%	1/15/22	680,000	695,620

Household Durables - 0.1%
Newell Rubbermaid Inc., Senior Notes	2.000%	6/15/15	240,000	244,307

Internet & Catalog Retail - 0.3%
QVC Inc., Senior Secured Notes	5.125%	7/2/22	1,320,000	1,400,833

Media - 5.6%
Comcast Cable Communications Holdings Inc., Senior Notes	9.455%	11/15/22	1,649,000	2,503,260
Interpublic Group of Cos. Inc., Senior Notes	2.250%	11/15/17	1,190,000	1,191,023
Lynx I Corp., Senior Secured Notes	5.375%	4/15/21	1,660,000	1,734,700	(a)
NBCUniversal Enterprise Inc., Senior Notes	1.974%	4/15/19	1,880,000	1,887,873	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	520,000	585,000
News America Inc., Senior Debentures	8.500%	2/23/25	3,850,000	5,292,811
TCI Communications Inc.	8.750%	8/1/15	1,730,000	2,044,270
TCI Communications Inc.	7.125%	2/15/28	180,000	244,177
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,700,000	2,250,980
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	1,870,000	2,437,231
UBM PLC, Notes	5.750%	11/3/20	2,330,000	2,471,641	(a)
WPP Finance UK, Senior Notes	8.000%	9/15/14	3,190,000	3,503,245

Total Media				26,146,211

Multiline Retail - 0.2%
Target Corp., Senior Notes	4.000%	7/1/42	730,000	713,330

Specialty Retail - 0.2%
Lowe’s Cos. Inc., Senior Notes	3.120%	4/15/22	1,070,000	1,110,555

TOTAL CONSUMER DISCRETIONARY				39,367,977

CONSUMER STAPLES - 7.9%
Beverages - 2.5%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	2,550,000	3,080,002
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	550,000	541,722
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	1,750,000	1,772,568
Heineken NV, Senior Notes	2.750%	4/1/23	1,710,000	1,682,914	(a)
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	1,240,000	1,292,540
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	1,740,000	2,071,129	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	1,360,000	1,520,179	(a)

Total Beverages				11,961,054

Food & Staples Retailing - 1.2%
CVS Caremark Corp., Senior Notes	4.125%	5/15/21	1,620,000	1,806,721
Kroger Co., Senior Notes	3.400%	4/15/22	770,000	803,690
Kroger Co., Senior Notes	8.000%	9/15/29	1,000,000	1,319,577
Safeway Inc., Senior Notes	6.350%	8/15/17	1,240,000	1,448,589
Safeway Inc., Senior Notes	4.750%	12/1/21	150,000	161,758

Total Food & Staples Retailing				5,540,335

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Food Products - 1.2%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	$1,654,000	$1,976,556
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	860,000	901,000
Kraft Foods Group Inc., Senior Notes	5.000%	6/4/42	950,000	1,022,628
Mondelez International Inc., Senior Notes	5.375%	2/10/20	1,506,000	1,794,429

Total Food Products				5,694,613

Tobacco - 3.0%
Altria Group Inc., Senior Notes	9.700%	11/10/18	1,180,000	1,644,059
Altria Group Inc., Senior Notes	9.250%	8/6/19	1,440,000	2,009,762
Altria Group Inc., Senior Notes	2.850%	8/9/22	770,000	758,524
Imperial Tobacco Finance PLC, Senior Notes	2.050%	2/11/18	1,210,000	1,219,001	(a)
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	970,000	1,235,635
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	1,230,000	1,606,835
Philip Morris International Inc., Senior Notes	2.625%	3/6/23	1,430,000	1,409,159
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	910,000	939,201
Reynolds American Inc., Senior Notes	3.250%	11/1/22	730,000	723,221
Reynolds American Inc., Senior Notes	4.750%	11/1/42	1,040,000	1,018,115
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	1,270,000	1,513,634

Total Tobacco				14,077,146

TOTAL CONSUMER STAPLES				37,273,148

ENERGY - 13.1%
Energy Equipment & Services - 0.5%
Baker Hughes Inc., Senior Notes	5.125%	9/15/40	1,170,000	1,365,399
Ensco PLC, Senior Notes	4.700%	3/15/21	590,000	659,847
Transocean Inc., Senior Notes	2.500%	10/15/17	430,000	435,907

Total Energy Equipment & Services				2,461,153

Oil, Gas & Consumable Fuels - 12.6%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	1,651,000	2,194,034
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	90,000	103,682
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	1,970,000	2,353,744
Apache Corp., Senior Notes	1.750%	4/15/17	1,390,000	1,415,600
Apache Corp., Senior Notes	5.250%	2/1/42	1,670,000	1,846,541
Apache Corp., Senior Notes	4.750%	4/15/43	170,000	174,511
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	350,000	369,781
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	80,000	85,090
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	2,010,000	2,080,670
Canadian Natural Resources Ltd., Senior Notes	6.250%	3/15/38	820,000	997,968
Devon Energy Corp., Senior Notes	3.250%	5/15/22	1,390,000	1,394,903
Devon Energy Corp., Senior Notes	5.600%	7/15/41	520,000	570,270
Devon Financing Corp. LLC, Debentures	7.875%	9/30/31	585,000	795,506
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	1,660,000	1,853,528
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	340,000	382,213
Enterprise Products Operating LLC, Senior Notes	6.500%	1/31/19	1,000,000	1,243,125
Enterprise Products Operating LLC, Senior Notes	5.250%	1/31/20	2,567,000	3,010,131
Enterprise Products Operating LLC, Senior Notes	3.350%	3/15/23	270,000	275,531
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	10,000	11,389
Enterprise Products Operating LLC, Senior Notes	4.850%	3/15/44	2,140,000	2,193,419
Hess Corp., Notes	8.125%	2/15/19	600,000	775,859
Hess Corp., Notes	7.875%	10/1/29	764,000	987,986
Kerr-McGee Corp., Notes	6.950%	7/1/24	830,000	1,041,843
Kinder Morgan Energy Partners LP, Senior Notes	6.850%	2/15/20	1,020,000	1,281,175
Noble Energy Inc., Senior Notes	6.000%	3/1/41	790,000	946,629
Occidental Petroleum Corp., Senior Notes	4.100%	2/1/21	650,000	738,146
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	900,000	902,732
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	320,000	324,480	(a)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	12,069,000	14,512,972
Petrobras International Finance Co., Global Notes	5.875%	3/1/18	2,487,000	2,804,891
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,002,000	1,108,588
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	2,660,000	3,019,879

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oil, Gas & Consumable Fuels - continued
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	4.450%	8/1/42	$1,520,000	$1,511,284
Transocean Inc., Senior Notes	5.050%	12/15/16	790,000	878,515
Williams Cos. Inc., Notes	7.875%	9/1/21	1,474,000	1,886,496
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	161,000	201,128
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	977,000	1,318,822
Williams Partners LP, Senior Notes	5.250%	3/15/20	1,320,000	1,506,471

Total Oil, Gas & Consumable Fuels				59,099,532

TOTAL ENERGY				61,560,685

FINANCIALS - 31.2%
Capital Markets - 4.7%
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	6/1/43	3,555,000	2,999,531	(e)
Goldman Sachs Group Inc., Senior Notes	3.625%	2/7/16	1,180,000	1,254,003
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	1,120,000	1,321,217
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	1,350,000	1,540,315
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	2,050,000	2,326,764
Goldman Sachs Group Inc., Senior Notes	3.625%	1/22/23	780,000	787,098
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	80,000	95,409
Merrill Lynch & Co. Inc., Subordinated Notes	6.050%	5/16/16	390,000	433,906
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	5,740,000	6,412,757
Merrill Lynch & Co. Inc., Subordinated Notes	7.750%	5/14/38	1,180,000	1,577,721
Morgan Stanley, Senior Notes	6.375%	7/24/42	290,000	349,691
UBS AG Stamford CT, Senior Notes	2.250%	8/12/13	1,140,000	1,146,186
UBS AG Stamford CT, Senior Notes	5.875%	12/20/17	582,000	691,025
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	1,150,000	1,251,060

Total Capital Markets				22,186,683

Commercial Banks - 10.9%
Abbey National Treasury Services PLC, Senior Notes	4.000%	4/27/16	1,110,000	1,181,195
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	1,510,000	1,493,013
BB&T Corp., Senior Notes	3.375%	9/25/13	120,000	121,762
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	1,270,000	1,278,031
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	3,850,000	3,950,404
BNP Paribas SA, Senior Notes	2.375%	9/14/17	740,000	751,748
BNP Paribas SA, Senior Notes	3.250%	3/3/23	1,010,000	983,683
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	3.950%	11/9/22	1,720,000	1,735,205
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	630,000	692,213	(a)(e)(f)
ING Bank NV, Notes	2.000%	9/25/15	1,550,000	1,575,750	(a)
ING Bank NV, Notes	3.750%	3/7/17	1,360,000	1,450,584	(a)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,330,000	2,329,650	(a)
Intesa Sanpaolo SpA, Senior Notes	3.875%	1/16/18	2,120,000	2,052,143
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	2,490,000	2,664,377	(a)(f)
Mizuho Corp. Bank Ltd., Senior Bonds	1.550%	10/17/17	1,480,000	1,476,125	(a)
Mizuho Corp. Bank Ltd., Senior Notes	2.550%	3/17/17	4,270,000	4,436,539	(a)
Mizuho Corp. Bank Ltd., Senior Notes	1.850%	3/21/18	2,340,000	2,348,857	(a)
Nordea Bank AB, Senior Notes	3.125%	3/20/17	2,180,000	2,307,286	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	2,130,000	2,309,506	(a)
Oversea-Chinese Banking Corp. Ltd., Subordinated Notes	3.150%	3/11/23	1,230,000	1,255,353	(a)(e)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	510,000	525,489
Royal Bank of Scotland Group PLC, Subordinated Notes	6.125%	12/15/22	3,070,000	3,186,903
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	1,610,000	1,815,470
Standard Chartered PLC, Subordinated Notes	3.950%	1/11/23	510,000	508,951	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	5/23/13	6,243,000	6,272,654	(e)(f)
Wachovia Corp., Medium-Term Notes	5.500%	5/1/13	50,000	50,212
Wells Fargo & Co., Senior Notes	1.500%	1/16/18	850,000	849,210

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Banks - continued
Wells Fargo & Co., Senior Notes	3.500%	3/8/22	$680,000	$716,051
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	610,000	615,376

Total Commercial Banks				50,933,740

Consumer Finance - 0.8%
American Express Co., Senior Notes	4.875%	7/15/13	70,000	70,880
American Express Co., Subordinated Debentures	6.800%	9/1/66	2,559,000	2,766,919	(e)
SLM Corp., Senior Notes	3.875%	9/10/15	990,000	1,031,475

Total Consumer Finance				3,869,274

Diversified Financial Services - 9.9%
Bank of America Corp., Senior Notes	3.300%	1/11/23	1,540,000	1,521,677
Bank of America Corp., Senior Notes	5.875%	2/7/42	1,730,000	2,063,042
Bank of America Corp., Subordinated Notes	5.750%	8/15/16	640,000	714,224
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	294,000	326,095
Beaver Valley Funding Corp., Senior Secured Bonds	9.000%	6/1/17	358,000	362,857
Boeing Capital Corp., Senior Notes	2.900%	8/15/18	710,000	761,053
Citigroup Inc., Notes	6.500%	8/19/13	60,000	61,353
Citigroup Inc., Senior Notes	3.953%	6/15/16	2,050,000	2,210,581
Citigroup Inc., Senior Notes	7.875%	5/15/25	910,000	1,242,345
Citigroup Inc., Senior Notes	8.125%	7/15/39	3,710,000	5,456,316
Citigroup Inc., Senior Notes	5.875%	1/30/42	1,960,000	2,351,332
Citigroup Inc., Subordinated Notes	4.875%	5/7/15	2,095,000	2,234,797
Citigroup Inc., Subordinated Notes	4.050%	7/30/22	3,460,000	3,581,193
General Electric Capital Corp., Medium-Term Notes	6.750%	3/15/32	275,000	351,066
General Electric Capital Corp., Notes	5.300%	2/11/21	1,440,000	1,653,479
General Electric Capital Corp., Senior Notes	3.100%	1/9/23	1,280,000	1,269,933
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	2,440,000	3,207,944
General Electric Capital Corp., Senior Notes, Medium-Term Notes	6.150%	8/7/37	50,000	60,567
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,835,000	1,949,687	(e)
ILFC E-Capital Trust I	4.680%	12/21/65	1,650,000	1,460,250	(a)(e)
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	2,103,000	1,992,592	(a)(e)
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	2,770,000	3,268,600	(a)
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	3,050,000	3,582,539
MassMutual Global Funding II, Secured Notes	2.500%	10/17/22	600,000	588,278	(a)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	3,808,000	4,122,160	(a)(e)

Total Diversified Financial Services				46,393,960

Insurance - 4.7%
Allstate Corp., Junior Subordinated Debentures	6.500%	5/15/57	771,000	848,100	(e)
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	794,000	883,404
American International Group Inc., Senior Notes	3.750%	11/30/13	2,470,000	2,520,815	(a)
American International Group Inc., Senior Notes	4.875%	6/1/22	470,000	532,704
AXA SA, Subordinated Bonds	8.600%	12/15/30	1,630,000	2,095,386
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	850,000	1,048,733
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	650,000	666,250	(a)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.911%	6/30/13	4,739,000	4,596,830	(e)(f)
ING US Inc., Senior Notes	2.900%	2/15/18	1,200,000	1,218,533	(a)
ING US Inc., Senior Notes	5.500%	7/15/22	1,450,000	1,607,222	(a)
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	1,800,000	2,312,932	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	2,292,000	2,518,335
Sompo Japan Insurance Inc., Junior Subordinated Notes	5.325%	3/28/73	1,300,000	1,298,375	(a)(e)

Total Insurance				22,147,619

Thrifts & Mortgage Finance - 0.2%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	670,000	716,992

TOTAL FINANCIALS				146,248,268

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
HEALTH CARE - 4.5%
Biotechnology - 0.2%
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	$710,000	$864,930

Health Care Equipment & Supplies - 0.1%
Boston Scientific Corp., Senior Notes	6.000%	1/15/20	500,000	585,264

Health Care Providers & Services - 2.9%
Catholic Health Initiatives, Secured Bonds	1.600%	11/1/17	230,000	232,968
Catholic Health Initiatives, Secured Bonds	2.950%	11/1/22	710,000	718,581
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	100,000	101,177
Express Scripts Holding Co., Senior Notes	3.500%	11/15/16	1,800,000	1,940,835
Express Scripts Holding Co., Senior Notes	4.750%	11/15/21	200,000	227,470
Humana Inc., Senior Notes	6.300%	8/1/18	3,657,000	4,300,102
Humana Inc., Senior Notes	4.625%	12/1/42	760,000	730,326
Medco Health Solutions Inc., Senior Notes	4.125%	9/15/20	2,090,000	2,280,311
UnitedHealth Group Inc., Senior Notes	1.625%	3/15/19	510,000	512,162
UnitedHealth Group Inc., Senior Notes	4.700%	2/15/21	1,220,000	1,402,672
UnitedHealth Group Inc., Senior Notes	2.750%	2/15/23	460,000	454,731
UnitedHealth Group Inc., Senior Notes	3.950%	10/15/42	410,000	387,762

Total Health Care Providers & Services				13,289,097

Health Care Technology - 0.2%
Merge Healthcare Inc., Senior Secured Notes	11.750%	5/1/15	850,000	907,906

Pharmaceuticals - 1.1%
AbbVie Inc., Senior Notes	2.900%	11/6/22	620,000	621,851	(a)
AbbVie Inc., Senior Notes	4.400%	11/6/42	960,000	971,921	(a)
Actavis Inc., Senior Notes	3.250%	10/1/22	1,350,000	1,371,202
Johnson & Johnson, Senior Notes	3.550%	5/15/21	1,200,000	1,332,616
Zoetis Inc., Senior Notes	3.250%	2/1/23	410,000	416,627	(a)
Zoetis Inc., Senior Notes	4.700%	2/1/43	550,000	563,700	(a)

Total Pharmaceuticals				5,277,917

TOTAL HEALTH CARE				20,925,114

INDUSTRIALS - 8.8%
Aerospace & Defense - 1.7%
Exelis Inc., Senior Notes	4.250%	10/1/16	1,920,000	2,063,153
Exelis Inc., Senior Notes	5.550%	10/1/21	1,410,000	1,501,880
Precision Castparts Corp., Senior Notes	2.500%	1/15/23	4,300,000	4,257,783

Total Aerospace & Defense				7,822,816

Air Freight & Logistics - 0.2%
United Parcel Service Inc., Senior Notes	6.200%	1/15/38	820,000	1,098,004

Airlines - 1.1%
American Airlines, Pass-Through Trust, Senior Secured Notes	4.000%	7/15/25	670,000	681,306	(a)
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	696,102	779,634
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	471,217	520,695
Continental Airlines Inc., Senior Secured Notes	7.256%	3/15/20	710,901	767,774
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	399,090	439,518
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Notes	7.750%	12/17/19	1,188,770	1,373,029
United Air Lines Inc., Pass-Through Trust, Pass-Through Certificates, Secured Notes	9.750%	1/15/17	534,579	620,111

Total Airlines				5,182,067

Commercial Services & Supplies - 1.3%
Republic Services Inc., Senior Notes	5.000%	3/1/20	1,090,000	1,263,149
Republic Services Inc., Senior Notes	4.750%	5/15/23	950,000	1,079,540
Waste Management Inc., Senior Notes	7.000%	7/15/28	2,500,000	3,356,705

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Commercial Services & Supplies - continued
Waste Management Inc., Senior Notes	7.750%	5/15/32	$300,000	$416,679

Total Commercial Services & Supplies				6,116,073

Electrical Equipment - 0.1%
Eaton Corp., Senior Notes	4.150%	11/2/42	570,000	558,089	(a)

Industrial Conglomerates - 0.9%
General Electric Co., Senior Notes	4.125%	10/9/42	3,930,000	3,956,791

Machinery - 1.3%
John Deere Capital Corp., Notes	2.250%	4/17/19	1,650,000	1,708,603
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	3,750,000	4,446,862

Total Machinery				6,155,465

Marine - 0.2%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	985,000	997,312

Road & Rail - 2.0%
Burlington Northern Santa Fe LLC, Senior Notes	4.400%	3/15/42	5,310,000	5,305,566
CSX Corp., Senior Notes	4.750%	5/30/42	1,260,000	1,313,492
Norfolk Southern Corp., Senior Notes	5.750%	4/1/18	1,950,000	2,339,035
Norfolk Southern Corp., Senior Notes	7.875%	5/15/43	348,000	524,652

Total Road & Rail				9,482,745

TOTAL INDUSTRIALS				41,369,362

INFORMATION TECHNOLOGY - 2.0%
Computers & Peripherals - 1.6%
Dell Inc., Senior Notes	3.100%	4/1/16	5,570,000	5,613,039
Hewlett-Packard Co., Senior Notes	1.250%	9/13/13	90,000	90,187
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	1,590,000	1,651,614

Total Computers & Peripherals				7,354,840

Semiconductors & Semiconductor Equipment - 0.3%
KLA-Tencor Corp., Senior Notes	6.900%	5/1/18	1,180,000	1,416,142

Software - 0.1%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	700,000	726,250	(a)

TOTAL INFORMATION TECHNOLOGY				9,497,232

MATERIALS - 7.9%
Chemicals - 0.6%
Dow Chemical Co., Senior Notes	4.375%	11/15/42	280,000	269,634
Ecolab Inc., Senior Notes	4.350%	12/8/21	1,160,000	1,282,219
Potash Corp. of Saskatchewan Inc., Senior Notes	6.500%	5/15/19	980,000	1,218,001

Total Chemicals				2,769,854

Containers & Packaging - 0.7%
Rock-Tenn Co., Senior Notes	4.450%	3/1/19	1,300,000	1,413,126
Rock-Tenn Co., Senior Notes	3.500%	3/1/20	340,000	348,097
Rock-Tenn Co., Senior Notes	4.900%	3/1/22	1,280,000	1,387,160
Rock-Tenn Co., Senior Notes	4.000%	3/1/23	160,000	162,129

Total Containers & Packaging				3,310,512

Metals & Mining - 6.6%
Anglo American Capital PLC, Senior Notes	2.625%	9/27/17	1,900,000	1,931,848	(a)
ArcelorMittal, Senior Notes	4.250%	2/25/15	1,360,000	1,406,540
ArcelorMittal, Senior Notes	4.250%	8/5/15	2,380,000	2,475,031
ArcelorMittal, Senior Notes	4.250%	3/1/16	700,000	726,005
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	1,030,000	1,054,890
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	1,720,000	1,839,807
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	390,000	391,995
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	1,520,000	1,623,881
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	995,000	992,891
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	720,000	710,677

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Metals & Mining - continued
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.150%	3/1/17	$930,000	$941,881
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.375%	3/15/18	500,000	502,673	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.100%	3/15/20	360,000	361,764	(a)
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	1,100,000	1,161,181
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	720,000	778,900
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	3/22/22	910,000	938,018
Southern Copper Corp., Senior Notes	5.375%	4/16/20	730,000	832,522
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,720,000	1,637,220
Teck Resources Ltd., Senior Notes	4.750%	1/15/22	950,000	1,010,678
Vale Overseas Ltd., Notes	6.875%	11/21/36	3,597,000	4,103,659
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	640,000	668,800	(a)
Xstrata Canada Financial Corp., Senior Notes	3.600%	1/15/17	2,560,000	2,695,196	(a)
Xstrata Finance Canada Ltd., Senior Notes	1.800%	10/23/15	670,000	678,037	(a)
Xstrata Finance Canada Ltd., Senior Notes	2.450%	10/25/17	470,000	476,911	(a)
Xstrata Finance Canada Ltd., Senior Notes	4.000%	10/25/22	940,000	948,620	(a)

Total Metals & Mining				30,889,625

TOTAL MATERIALS				36,969,991

TELECOMMUNICATION SERVICES - 5.1%
Diversified Telecommunication Services - 4.9%
AT&T Inc., Global Notes	5.500%	2/1/18	1,040,000	1,223,988
AT&T Inc., Senior Notes	4.450%	5/15/21	1,000,000	1,127,230
AT&T Inc., Senior Notes	5.350%	9/1/40	3,567,000	3,832,866
AT&T Inc., Senior Notes	5.550%	8/15/41	2,110,000	2,334,447
AT&T Inc., Senior Notes	4.300%	12/15/42	89,000	83,259	(a)
British Telecommunications PLC, Bonds	9.625%	12/15/30	1,575,000	2,447,563
CC Holdings GS V LLC, Senior Secured Notes	2.381%	12/15/17	1,270,000	1,279,628	(a)
CenturyLink Inc., Senior Notes	5.625%	4/1/20	830,000	849,894
Koninklijke KPN NV, Senior Subordinated Notes	7.000%	3/28/73	3,530,000	3,494,700	(a)(e)
Telefonica Chile SA, Senior Notes	3.875%	10/12/22	340,000	335,478	(a)
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	430,000	463,755
Verizon Communications Inc., Senior Notes	5.850%	9/15/35	3,258,000	3,751,854
Verizon Communications Inc., Senior Notes	6.000%	4/1/41	1,500,000	1,751,158

Total Diversified Telecommunication Services				22,975,820

Wireless Telecommunication Services - 0.2%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	680,000	797,092

TOTAL TELECOMMUNICATION SERVICES				23,772,912

UTILITIES - 5.2%
Electric Utilities - 4.4%
Cleveland Electric Illuminating Co., Senior Secured Bonds	8.875%	11/15/18	1,350,000	1,795,804
Cleveland Electric Illuminating Co., Senior Secured Notes	7.880%	11/1/17	850,000	1,054,108
Commonwealth Edison Co., First Mortgage Bonds	5.800%	3/15/18	1,420,000	1,711,743
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	840,000	1,128,505
Duke Energy Carolinas LLC, Secured Bonds	7.000%	11/15/18	1,420,000	1,840,931
Duke Energy Carolinas LLC, Senior Notes	6.100%	6/1/37	1,260,000	1,597,548
Duke Energy Indiana Inc., Senior Notes	5.000%	9/15/13	60,000	61,199
Duke Energy Ohio Inc., Secured Bonds	5.450%	4/1/19	840,000	1,015,605
Electricite de France S.A., Subordinated Notes	5.250%	1/29/23	660,000	656,916	(a)(e)(f)
FirstEnergy Corp., Notes	7.375%	11/15/31	710,000	833,987
FirstEnergy Corp., Senior Notes	4.250%	3/15/23	1,190,000	1,205,971
MidAmerican Energy Holdings Co., Senior Notes	5.750%	4/1/18	280,000	336,757
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	1,208,000	1,515,959
Pacific Gas & Electric Co., Senior Notes	3.250%	9/15/21	1,530,000	1,621,219
Pacific Gas & Electric Co., Senior Notes	4.500%	12/15/41	2,010,000	2,108,184
Progress Energy Inc., Senior Notes	3.150%	4/1/22	1,050,000	1,071,988

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Electric Utilities - continued
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	$720,000	$1,214,494

Total Electric Utilities				20,770,918

Gas Utilities - 0.3%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	1,165,000	1,363,672	(a)

Multi-Utilities - 0.5%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	1,610,000	2,193,665

TOTAL UTILITIES				24,328,255

TOTAL CORPORATE BONDS & NOTES (Cost - $411,978,888)				441,312,944

ASSET-BACKED SECURITIES - 0.3%
SLM Student Loan Trust, 2011-A A3 (Cost - $1,410,000)	2.703%	1/15/43	1,410,000	1,490,549	(a)(e)

COLLATERALIZED SENIOR LOANS - 1.0%
TELECOMMUNICATION SERVICES - 1.0%
Wireless Telecommunication Services - 1.0%
Vodafone Americas Finance 2 Inc., PIK Term Loan	6.875%	8/11/15	3,632,690	3,750,753	(g)
Vodafone Americas Finance 2 Inc., PIK Term Loan B	6.250%	7/11/16	1,134,375	1,162,734	(g)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $4,755,919)				4,913,487

MORTGAGE-BACKED SECURITIES - 0.0%
FHLMC - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC) (Cost - $16,588)	2.223%	9/1/24	16,578	17,069	(e)

MUNICIPAL BONDS - 0.7%
California - 0.3%
California State, GO, Build America Bonds	7.300%	10/1/39	600,000	832,848
University of California Revenue	4.062%	5/15/33	550,000	551,886

Total California				1,384,734

Georgia - 0.1%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	20,000	23,666
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	190,000	222,059

Total Georgia				245,725

Illinois - 0.1%
Illinois State, GO	5.100%	6/1/33	670,000	660,452

Ohio - 0.1%
American Municipal Power-Ohio Inc., OH, Revenue, Build America Bonds	7.499%	2/15/50	480,000	651,893

Pennsylvania - 0.1%
Philadelphia, PA, Authority For Industrial Development, City Service Agreement Revenue, Taxable	3.964%	4/15/26	290,000	287,489

TOTAL MUNICIPAL BONDS (Cost - $2,823,727)				3,230,293

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 2.1%
U.S. Government Obligations - 2.1%
U.S. Treasury Bonds	2.750%	11/15/42	4,150,000	3,847,179
U.S. Treasury Notes	2.000%	2/15/23	5,780,000	5,854,059

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $9,617,886)				9,701,238

See Notes to Schedule of Investments.

WESTERN ASSET CORPORATE BOND FUND

Schedule of investments (unaudited) (cont’d)	March 31, 2013

SECURITY	RATE		SHARES	VALUE
PREFERRED STOCKS - 0.6%
FINANCIALS - 0.6%
Consumer Finance - 0.6%
GMAC Capital Trust I (Cost - $2,257,102)	8.125%		96,836	$2,633,939	(e)

		EXPIRATION DATE	NOTIONAL AMOUNT
PURCHASED OPTIONS - 0.0%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.19 Index, Put @ $101.00 (Cost - $67,200)		5/15/13	$4,800,000	17,892

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $432,927,310)				463,317,411

		MATURITY DATE	FACE AMOUNT
SHORT-TERM INVESTMENTS - 0.1%
Repurchase Agreements - 0.1%
State Street Bank & Trust Co., repurchase agreement dated 3/28/13; Proceeds at maturity - $221,000; (Fully collateralized by U.S. Treasury Notes, 2.375% due 10/31/14; Market value - $229,578) (Cost - $221,000)	0.010%	4/1/13	$221,000	221,000

TOTAL INVESTMENTS - 98.9% (Cost - $433,148,310#)				463,538,411
Other Assets in Excess of Liabilities - 1.1%				5,383,235

TOTAL NET ASSETS - 100.0%				$468,921,646

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Value is less than $1.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

GO	— General Obligation

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL AMOUNT[1]	VALUE
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.HY.19 Index, Call	5/15/13	$103.00	$4,800,000	$60,062
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.19 Index, Put	5/15/13	98.00	4,800,000	6,350

TOTAL WRITTEN OPTIONS (Premiums received - $63,360)				$66,412

1	In the event an option is excercised and a credit event occurs as defined under the terms of the swap agreement, the notional amount is the maximum potential amount that could be required to be paid as a seller of credit protection or received as a buyer of credit protection.

See Notes to Schedule of Investments.

Notes to Schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Corporate Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$441,312,944	$0	*	$441,312,944
Asset-backed securities	—	1,490,549	—		1,490,549
Collateralized senior loans	—	4,913,487	—		4,913,487
Mortgage-backed securities	—	17,069	—		17,069
Municipal bonds	—	3,230,293	—		3,230,293
U.S. government & agency obligations	—	9,701,238	—		9,701,238
Preferred stocks	$2,633,939	—	—		2,633,939
Purchased options	—	17,892	—		17,892

Total long-term investments	$2,633,939	$460,683,472	$0	*	$463,317,411

Short-term investments†	—	221,000	—		221,000

Total investments	$2,633,939	$460,904,472	$0	*	$463,538,411

Other financial instruments:
Futures contracts	2,637	—	—		2,637

Total	$2,636,576	$460,904,472	$0	*	$463,541,048

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Other financial instruments:
Written options	—	$66,412	—		$66,412
Futures contracts	$548,791	—	—		548,791
Credit default swaps on corporate issues - buy protection‡	—	62,247	—		62,247

Total	$548,791	$128,659	—		$677,450

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Amount represents less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Schedule of investments (unaudited) (continued)

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended March 31, 2013, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Notes to Schedule of investments (unaudited) (continued)

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(g) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

Notes to Schedule of investments (unaudited) (continued)

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of March 31, 2013, the Fund held written options and credit default swaps with credit related contingent features which had a liability position of $128,659. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$31,780,923
Gross unrealized depreciation	(1,390,822)

Net unrealized appreciation	$30,390,101

During the period ended March 31, 2013, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of December 31, 2012	—	—
Options written	$9,600,000	$63,360
Options closed	—	—
Options exercised	—	—
Options expired	—	—

Written options, outstanding as of March 31, 2013	$9,600,000	$63,360

At March 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 2-Year Notes	329	6/13	$72,535,288	$72,529,078	$(6,210)
U.S. Treasury 5-Year Notes	30	6/13	3,719,004	3,721,641	2,637

Notes to Schedule of investments (unaudited) (continued)

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
U.S. Treasury Ultra Long-Term Bonds	25	6/13	3,958,995	3,939,844	$(19,151)

					(22,724)

Contracts to Sell:
U.S. Treasury 10-Year Notes	458	6/13	60,014,004	60,448,844	(434,840)
U.S. Treasury 30-Year Bonds	59	6/13	8,435,066	8,523,656	(88,590)

					(523,430)

Net unrealized loss on open futures contracts					$(546,154)

At March 31, 2013, the Fund had the following open swap contracts:

Credit Default Swaps on Corporate Issues - Buy Protection[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at March 31, 2013[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Received	Unrealized Depreciation
Citigroup Global Markets Inc. (Air Products & Chemicals Inc., 3.000%, due 11/3/21)	$1,800,000	3/20/18	0.54%	1.000% quarterly	$(40,596)	$(39,268)	$(1,328)
Credit Suisse (Air Products & Chemicals Inc., 3.000%, due 11/3/21)	960,000	3/20/18	0.54%	1.000% quarterly	(21,651)	(19,522)	(2,129)

Total	$2,760,000				$(62,247)	$(58,790)	$(3,457)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at March 31, 2013.

			Futures Contracts
Primary Underlying Risk	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Risk	—	—	$2,637	$(548,791)	—	$(546,154)
Credit Risk	$17,892	$(66,412)	—	—	$(62,247)	(110,767)

Total	$17,892	$(66,412)	$2,637	$(548,791)	$(62,247)	$(656,921)

Notes to Schedule of investments (unaudited) (continued)

During the period ended March 31, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options	$17,666
Written options	30,276
Futures contracts (to buy)	85,391,170
Futures contracts (to sell)	80,718,672

Average notional balance
Credit default swap contracts (to buy protection)	$2,070,000

4. Subsequent event

Effective May 16, 2013, the Fund may invest up to 25% of its assets in non-U.S. dollar denominated fixed income securities of foreign issuers. The Fund intends to invest not more than 10% of its assets in non-U.S. dollar denominated fixed income securities of foreign issuers for which the Fund has not implemented a currency hedge. Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives, including options, interest rate swaps, credit default swaps and options on credit default swaps, foreign currency futures, forwards and options, and futures contracts, and synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: May 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: May 24, 2013

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 24, 2013